EXHIBIT 10.263


                             Third Amendment
                       Dated as of February 1, 2001
                                   to
                        Receivables Sale Agreement
                       Dated as of December 11, 1998

     This Amendment (the "Amendment"), dated as of February 1, 2001, is entered into among Crompton & Knowles Receivables Corporation (the "Seller"), Crompton Corporation (as successor by merger with Crompton & Knowles Corporation) (the "Initial Collection Agent"), Windmill Funding Corporation, a Delaware corporation ("Windmill"), ABN AMRO Bank N.V., as Windmill's program letter of credit provider (the "Enhancer"), the Liquidity Provider listed on the signature page hereof (the "Liquidity Provider") and ABN AMRO Bank N.V., as agent for Windmill, the Enhancer and the Liquidity Provider (the "Agent").

     Reference is hereby made to that certain Receivables Sale Agreement, dated as of December 11, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"), among the Seller, the Initial Collection Agent, Windmill, the Enhancer, the Liquidity Provider and the Agent. Terms used herein and not otherwise defined herein which are defined in the Sale Agreement or the other Transaction Documents (as defined in the Sale Agreement) shall have the same meaning herein as defined therein.

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 2, upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and it hereby is, amended as follows:

          (a) The defined term "Originators" appearing in Schedule I to the Sale Agreement is amended in its entirety to be and to read as follows:

               "Originators" means each of Uniroyal Chemical Company, Inc., Davis Standard Corporation, Paratec Elastomers LLC and Crompton Corporation and Crompton & Knowles Colors, Incorporated.

          (b) Exhibit E to the Sale Agreement is hereby amended in its entirety to be and to read as Exhibit E attached hereto.

          (c) Exhibit G to the Sale Agreement is hereby amended in its entirety to be and to read as Exhibit G attached hereto.

Section 2. Section 1 of this Agreement shall become effective only once the Agent has received, in form and substance satisfactory to the Agent, all documents and certificates as the Agent may reasonably request and all other matters incident to the execution hereof are satisfactory to the Agent.

Section 3. The Sale Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other Transaction Documents and all other documents executed in connection therewith, are in all respects ratified and confirmed. From and after the date hereof, the Sale Agreement shall be amended and supplemented as herein provided, and, except as so amended and supplemented, the Sale Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect. By executing this Amendment, Crompton Corporation confirms that it is the "Guarantor" under the Limited Guaranty and that the Limited Guaranty and Crompton Corporation's obligations thereunder remain in full force and effect.

Section 4. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument.

Section 5. This Amendment shall be governed and construed in accordance with the internal laws of the State of New York.

     In Witness Whereof, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                               ABN AMRO Bank N.V., as the Agent, as the
                                Liquidity Provider and as the Enhancer

                           By:
                           Title:

                           By:
                           Title:

                           Windmill Funding Corporation

                           By:
                           Title:

                           Crompton & Knowles Receivables Corporation

                           By:
                           Title:


                           Crompton Corporation (as successor by merger with Crompton & Knowles Corporation)

                           By:
                           Title:




                             Exhibit E

              Addresses and Names of Seller and Originators

1. Locations. (a) The chief executive office of the Seller and each Originator are located at the following address:

               Crompton & Knowles Receivables Corporation
               Benson Road
               Middlebury, Connecticut 06749

               Uniroyal Chemical Company, Inc.
               Benson Road
               Middlebury, Connecticut 06749

               Crompton Corporation
               One American Lane
               Greenwich, Connecticut 06831-2559

               Davis Standard Corporation
               1 Extrusion Drive
               Pawcatuck, Connecticut 06379

               Paratec Elastomers LLC
               Benson Road
               Middlebury, Connecticut 06749

               Crompton & Knowles Colors, Incorporated
               500 Pear Street
               Reading, Pennsylvania 19603

No such address was different at any time since December 31, 1997

(b) The following are all the locations where the Seller and each Originator directly or through its agents maintain any Records:


               One American Lane
               Greenwich, Connecticut 06831-2559

               World Headquarters
               Benson Road
               Middlebury, Connecticut  06749

2. Names. The following is a list of all names (including trade names or similar appellations) used by the Seller and each Originator or any of its divisions or other business units:

                              None.



                           Exhibit G

                  Lock Boxes and Lock-Box Banks

Bank                   Lock-Box Number               Collection Account

Citibank                8429 and 2049                      4049-8376
Fleet Bank              30586                              058-8001
Mellon Bank, N.A.       360-313                            014-3626
                        010-642                            005-3575
Citibank Delaware       7302                               30444171
First Union             8500 (Philadelphia, PA)            200081-2645033
                        601247 (Charlotte, NC)